TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of December 27, 2005, by and between TECH LABORATORIES, INC., a New Jersey corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

     WHEREAS, the Company and the Investor entered into a Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement"), a Registration Rights Agreement (the "Registration Rights Agreement"), an Escrow Agreement (the "Escrow Agreement"), and a Placement Agent Agreement (the "Placement Agent Agreement"), all of which are dated May 17, 2004 (the Standby Equity Distribution Agreement, Registration Rights Agreement, Escrow Agreement and Placement Agent Agreement are collectively referred to as the "Transaction Documents").

     NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Termination. Each of the parties to this Agreement hereby terminates the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.

     2. Fees. The Investor shall retain any and all fees previously paid to the Investor, including but not limited to any structuring fees or commitment fees.



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     IN WITNESS WHEREOF,  the parties have signed and delivered this Termination
Agreement on the date first set forth above.

TECH LABORATORIES, INC.                             CORNELL CAPITAL PARTNERS, LP

                                                    By: Yorkville Advisors, LLC
                                                    Its: General Partner

By: /s/ Donna Silverman                             By: Mark A. Angelo
   ------------------------                         ------------------------
Name:   Donna Silverman                             Name:  Mark A. Angelo
Title:  CEO                                         Title: Portfolio Manager